UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 13, 2012 (July 9, 2012)

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province
People’s Republic of China 450008
People’s Republic of China
(Address of principal executive offices)

(86) 371-8612-7222
(Registrant's telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 9, 2012, BDO China Shu Lun Pan CPAS LLP (“BDO China”) informed the Audit Committee of the Board of Directors (the “Audit Committee”) of China Valves Technology, Inc. (the "Company") of its decision to resign as the Company's independent registered public accounting firm due to management’s request to substantially lower BDO China’s professional service fees, effective immediately.

The Audit Committee did not recommend or approve the decision to change auditors. In addition, the Audit Committee did not approve the fee reduction requested by management and did not authorize management to communicate with BDO China regarding the fee reduction. Accordingly, the Audit Committee and the Board adopted resolutions to confirm the engagement letter with BDO China and authorized and directed management to retract its fee reduction proposal. Thereafter, management formally notified BDO China in writing of the retraction of management’s fee reduction proposal. The Audit Committee has contacted BDO China in order to discuss the withdrawal by BDO China of its resignation.

The Company engaged BDO China from November 3, 2011 through July 8, 2012 (the “Engagement Period”). During the Engagement Period, BDO China did not issue any reports on the Company’s financial statements. Other than the issues disclosed above and the issues disclosed in the Current Report on Form 8-K filed on February 14, 2012 and February 28, 2012 regarding restatements of the Company’s financial statements, during the Engagement Period, there were (1) no disagreements with BDO China on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO China, would have caused BDO China to make reference to the subject matter of the disagreements in connection with its report, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BDO China with a copy of this disclosure on July 12, 2012, requesting BDO China to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements contained herein. BDO China has not yet indicated whether or not it agrees with such statements.

If BDO does not withdraw its resignation, the Company will select a new independent registered public accounting firm, and will file a subsequent Current Report on Form 8-K when that selection is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: July 13, 2012

/s/ Jianbao Wang
Jianbao Wang
Chief Executive Officer